UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason

Batterymarch

Global Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch Global Equity Fund

Fund objective

The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch Global Equity Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Batterymarch Global Equity Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of

Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

IV	Legg Mason Batterymarch Global Equity Fund

Investment commentary (cont’d)

Financial market overview

During most of the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during five of the first six months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. All told, the Index returned 16.52% over the twelve months ended October 31, 2010.

The international developed equity market also posted a positive return but lagged its U.S. counterpart during the twelve months ended October 31, 2010. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and fears that it could spread to other European countries. In addition, more subdued economic growth and the strengthening U.S. dollar negatively impacted the international developed equity market. All told, the international developed equity market, as measured by the MSCI EAFE Indexv, returned 8.36% during the reporting period. Emerging market equities generated strong results during the reporting period, posting positive returns during eight of the twelve months covered by this report. This was largely due to stronger economic growth in many developing countries and generally robust investor demand. During the twelve months ended October 31, 2010, the MSCI Emerging Markets Indexvi returned 23.56%.

Legg Mason Batterymarch Global Equity Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Indexi (the “Index”). Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities and, under current market conditions, invests at least 40% of its assets in non-U.S. issuers. The Fund may invest up to 10% of its net assets, determined at the time of purchase, in emerging market issuers.

We employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technicals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite periods in which equity prices retreated, the equity markets provided solid returns for the period, largely across region and sector. At the beginning of the period, investors responded positively to improved economic data suggesting that the recovery had finally taken hold coming out of the financial crisis. However, beginning in March, signs emerged that the gradual withdrawal of government stimulus would expose weakness in the recovery, and weak economic data seemed to bear that out.

Investors’ concerns about the economy during the second quarter of 2010 were exacerbated by the European fiscal crisis originating in Greece, and by the ongoing oil spill disaster in the Gulf of Mexico. However, austerity pledges by several European countries eased the crisis there, and stocks rallied in July as earnings reports/forecasts for a range of industries were surprisingly strong. From that point through the end of the reporting period, investors in global equities again alternated between risk aver-

sion and risk-taking behavior; markets continued to be macro-driven as investors reacted to mixed economic indicators. August saw most regions decline, as weak housing markets, stubbornly high unemployment and uncertainty about changes in financial regulation kept confidence low. Despite disappointing economic data, equity markets surged in September and finished the period on a positive note, producing a strong rally on the back of solid company earnings, a modest improvement in consumer spending and central banks’ commitments to quantitative easing.

Of the major regions, the U.S. was the outperformer for the period. Despite a significant pullback in late January, the U.S. market continued its advance through April. However, markets remained somewhat jittery reflecting the widely differing opinions on the health of the U.S. economy. As the second calendar quarter unfolded, the European debt crisis, the BP oil spill and the decline or stagnation of a number of U.S. and global economic indicators (including anemic employment numbers and declining new housing starts) weighed on investors, leaving them increasingly wary of the recovery’s ability to sustain itself without further government support. The “flash crash” on May 6th only served to add to the market’s growing sense of unease. By the end of the reporting period, though, sentiment was again on the upswing and the U.S. performance finished the period meaningfully ahead of the overall Index.

The UK region performed in line with the Index for the period; the market was significantly driven by large multi-national companies that continued to be rewarded in the rally, despite being led down by BP in the wake of the Gulf oil spill. However, cautious sentiment toward both the local and global economy kept returns muted by the end of the period, especially in the Banks and Health Care sectors.

Continental Europe and Japan both underperformed for the period. In continental Europe, it was the Banks sector that, not surprisingly, most negatively impacted returns. Utilities also had steep declines amid proposals for increased regulation. Japan experienced political turmoil as the ruling party changed in early summer 2010. While the government made a move to try to weaken the currency, the yen continued to climb compared to the U.S. dollar through the third quarter. While Japan outperformed in the first half of 2010, the strong currency hurt larger exporters. As a result, smaller domestic names have suffered as consumer demand has stalled, and economic growth has slowed considerably compared to forecasts.

2	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

Performance review

For the twelve months ended October 31, 2010, Class A shares of Legg Mason Batterymarch Global Equity Fund, excluding sales charges, returned 12.95%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 12.74% over the same time frame. The Lipper Global Large-Cap Value Funds Category Average1 returned 10.83% for the same period.

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Batterymarch Global Equity Fund:
Class 1[2]	3.18%	13.14%
Class A	3.05%	12.95%
Class B	3.34%	12.86%
Class C	2.69%	12.02%
Class I	3.05%	13.12%
MSCI World Index	3.05%	12.74%
Lipper Global Large-Cap Value Funds Category Average[1]	2.66%	10.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended October 31, 2010 for Class A, Class B and Class C shares would have been 2.93%, 2.60% and 2.57%, respectively; the returns for the twelve months ended October 31, 2010 for Class A, Class B and Class C shares would have been 12.82%, 12.05% and 11.89%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.73%, 2.01%, 2.94%, 2.64% and 1.16%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. In addition, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Stock selection in all the major regions except the U.S. contributed to relative performance for the period. The portfolio’s best performing stocks were several non-benchmark holdings, including Chinese travel stock Ctrip.com International Ltd. (ADR), U.S. Health Care stock Endo Pharmaceuticals Holdings Inc., which announced its acquisition of Qualitest Pharmaceuticals in September, and French holding Valeo SA, all of which had returns for the period in excess of 60%, making them good relative performers. Region and sector allocation were also major contributors, most notably positions in emerging markets which are virtually unrepresented in the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds for the six-month period and among the 65 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	3

benchmark, but which outperformed developed markets significantly.

Q. What were the leading detractors from performance?

A. Stock selection was poor in the U.S., the largest regional exposure in the portfolio. Microsoft Corp., an overweight position which had a negative return, was the greatest detractor from relative performance in the U.S. Overweighting Spanish bank Banco Bilbao Vizcaya Argentaria SA detracted from performance, as did overweighting BP PLC given an environment which included the sovereign debt crisis and the BP oil spill.

Thank you for your investment in Legg Mason Batterymarch Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Batterymarch Financial Management, Inc. Global Investment Team

November 16, 2010

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Microsoft Corp. (1.9%), Google Inc., Class A Shares (1.5%), AT&T Inc. (1.3%), Chevron Corp. (1.2%), Royal Dutch Shell PLC, Class A Shares (1.2%), Siemens AG, Registered Shares (1.2%), Apple Inc. (1.2%), Telefonica SA (1.1%), Exxon Mobil Corp. (1.1%) and Intel Corp. (1.1%). Please refer to pages 7 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Financials (17.6%), Information Technology (14.3%), Industrials (11.1%), Energy (10.6%) and Consumer Staples (9.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

4	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	3.18%	$1,000.00	$1,031.80	1.25%	$6.40	Class 1	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class A4	3.05	1,000.00	1,030.50	1.50	7.68	Class A	5.00	1,000.00	1,017.64	1.50	7.63
Class B4	3.34	1,000.00	1,033.40	2.25	11.53	Class B	5.00	1,000.00	1,013.86	2.25	11.42
Class C4	2.69	1,000.00	1,026.90	2.25	11.50	Class C	5.00	1,000.00	1,013.86	2.25	11.42
Class I	3.05	1,000.00	1,030.50	1.20	6.14	Class I	5.00	1,000.00	1,019.16	1.20	6.11

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers/and or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 2.93%, 2.60% and 2.57% for Class A, Class B and Class C shares, respectively.

6	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 10/31/10	13.14%	12.95%	12.86%	12.02%	13.12%
Five Years Ended 10/31/10	N/A	0.46	-0.25	-0.38	0.77
Ten Years Ended 10/31/10	N/A	0.53	-0.11	-0.23	N/A
Inception* through 10/31/10	-5.42	3.37	0.19	-0.76	6.78

With sales charges[2]	Class 1	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 10/31/10	13.14%	6.46%	7.86%	11.02%	13.12%
Five Years Ended 10/31/10	N/A	-0.72	-0.41	-0.38	0.77
Ten Years Ended 10/31/10	N/A	-0.06	-0.11	-0.23	N/A
Inception* through 10/31/10	-7.53	3.06	0.19	-0.76	6.78

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 12/1/06 through 10/31/10)	-19.59%
Class A (10/31/00 through 10/31/10)	5.46
Class B (10/31/00 through 10/31/10)	-1.10
Class C (10/31/00 through 10/31/10)	-2.23
Class I (Inception date of 5/20/03 through 10/31/10)	62.99

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Batterymarch Global Equity Fund vs. MSCI World Index† — October 2000 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are December 1, 2006, March 1, 1991, January 4, 1999, September 12, 2000 and May 20, 2003, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Batterymarch Global Equity Fund on October 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns reflect a payment received due to settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	7

Schedule of investments

October 31, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 98.6%
Consumer Discretionary — 9.2%
Auto Components — 1.3%
Bridgestone Corp.	66,700	$1,196,074
Valeo SA	15,349	825,029	*
Total Auto Components		2,021,103
Automobiles — 0.8%
DaimlerChrysler AG, Registered Shares	19,613	1,294,715	*
Distributors — 0.3%
Imperial Holdings Ltd.	30,979	505,261
Diversified Consumer Services — 0.2%
Service Corporation International	40,500	335,340
Internet & Catalog Retail — 0.2%
Dena Co., Ltd.	10,400	269,079
Media — 2.5%
Cablevision Systems Corp., New York Group, Class A Shares	12,000	320,880
Comcast Corp., Class A Shares	41,300	849,954
News Corp., Class A Shares	54,300	785,178
Viacom Inc., Class B Shares	32,200	1,242,598
Vivendi Universal SA	30,789	878,254
Total Media		4,076,864
Multiline Retail — 1.5%
Big Lots Inc.	12,000	376,440	*
Macy’s Inc.	19,800	468,072
Nordstrom Inc.	11,900	458,269
Target Corp.	20,500	1,064,770
Total Multiline Retail		2,367,551
Specialty Retail — 0.8%
Ross Stores Inc.	12,000	707,880
TJX Cos. Inc.	14,300	656,227
Total Specialty Retail		1,364,107
Textiles, Apparel & Luxury Goods — 1.6%
Burberry Group PLC	60,857	993,671
Coach Inc.	21,351	1,067,550
LVMH Moet Hennessy Louis Vuitton SA	3,271	512,620
Total Textiles, Apparel & Luxury Goods		2,573,841
Total Consumer Discretionary		14,807,861
Consumer Staples — 9.9%
Beverages — 0.5%
PepsiCo Inc.	11,400	744,420
Food & Staples Retailing — 2.5%
Alimentation Couche-Tard Inc., Class B Shares	31,300	743,294
Casino Guichard Perrachon SA	6,958	653,680
Costco Wholesale Corp.	6,800	426,836
Kesko Oyj, Class B Shares	16,469	816,466
Koninklijke Ahold NV	61,839	854,650
Wal-Mart Stores Inc.	10,680	578,536
Total Food & Staples Retailing		4,073,462

See Notes to Financial Statements.

8	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Food Products — 2.6%
Archer-Daniels-Midland Co.	23,100	$769,692
Hershey Co.	14,800	732,452
Marine Harvest ASA	762,935	758,167
Nutreco Holding NV	10,385	755,647
Suedzucker AG	14,019	331,698
Unilever NV, CVA	30,488	904,040
Total Food Products		4,251,696
Household Products — 0.9%
Kimberly-Clark Corp.	5,200	329,368
Procter & Gamble Co.	18,200	1,156,974
Total Household Products		1,486,342
Personal Products — 0.6%
Kao Corp.	36,600	929,213
Tobacco — 2.8%
British American Tobacco PLC	23,538	897,644
Imperial Tobacco Group PLC	42,413	1,358,531
Japan Tobacco Inc.	167	519,449
Philip Morris International Inc.	30,064	1,758,744
Total Tobacco		4,534,368
Total Consumer Staples		16,019,501
Energy — 10.6%
Energy Equipment & Services — 1.3%
Halliburton Co.	30,300	965,358
Oil States International Inc.	10,600	541,872	*
Patterson-UTI Energy Inc.	31,800	617,238
Total Energy Equipment & Services		2,124,468
Oil, Gas & Consumable Fuels — 9.3%
BG Group PLC	19,257	375,060
BP PLC	209,140	1,426,923
Chevron Corp.	23,570	1,947,118
ConocoPhillips	23,300	1,384,020
El Paso Corp.	24,500	324,870
Exxon Mobil Corp.	27,525	1,829,587
Marathon Oil Corp.	16,200	576,234
Murphy Oil Corp.	9,700	632,052
Pacific Rubiales Energy Corp.	12,900	411,196	*
Repsol YPF, SA	42,601	1,181,395
Royal Dutch Shell PLC, Class A Shares	58,938	1,911,707
Statoil ASA	33,903	740,394
Total SA	25,964	1,410,957
Valero Energy Corp.	46,300	831,085
Total Oil, Gas & Consumable Fuels		14,982,598
Total Energy		17,107,066
Financials — 16.7%
Capital Markets — 0.4%
Ameriprise Financial Inc.	12,300	635,787

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	9

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Commercial Banks — 8.1%
Australia & New Zealand Banking Group Ltd.	20,764	$504,620
Axis Bank Ltd., GDR	9,000	298,260
Banco Bilbao Vizcaya Argentaria SA	78,510	1,032,604
Banco Santander SA	64,782	832,300
Bank of Nova Scotia	23,800	1,275,758
Bendigo and Adelaide Bank Ltd.	77,716	688,947
BNP Paribas SA	14,579	1,066,295
Canadian Imperial Bank of Commerce	8,900	682,662
HSBC Holdings PLC	98,775	1,027,345
M&T Bank Corp.	4,300	321,425
Mitsubishi UFJ Financial Group Inc.	195,400	910,588
Mizuho Financial Group Inc.	383,800	558,029
National Bank of Canada	8,100	533,143
PNC Financial Services Group Inc.	8,100	436,590
Standard Chartered PLC	42,333	1,224,713
Sumitomo Mitsui Financial Group Inc.	32,800	983,144
Toronto-Dominion Bank	9,500	684,160
Total Commercial Banks		13,060,583
Consumer Finance — 0.3%
American Express Co.	12,600	522,396
Diversified Financial Services — 1.3%
Challenger Financial Services Group Ltd.	149,587	674,028
Criteria Caixacorp S.A.	110,631	624,682
JPMorgan Chase & Co.	21,800	820,334
Total Diversified Financial Services		2,119,044
Insurance — 5.1%
AFLAC Inc.	11,200	625,968
Assurant Inc.	8,300	328,182
Chubb Corp.	9,900	574,398
Hannover Rueckversicherung AG	12,298	622,179
Legal & General Group PLC	463,276	745,300
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	7,246	1,133,048
Prudential Financial Inc.	16,300	857,054
Prudential PLC	75,337	761,116
Torchmark Corp.	4,500	257,760
Travelers Cos. Inc.	19,700	1,087,440
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,981	429,267
Zurich Financial Services AG	3,426	838,701
Total Insurance		8,260,413
Real Estate Investment Trusts (REITs) — 0.5%
Stockland	236,971	875,111
Real Estate Management & Development — 1.0%
CapitaLand Ltd.	264,000	793,448
Cheung Kong Holdings Ltd.	51,000	778,365
Total Real Estate Management & Development		1,571,813
Total Financials		27,045,147

See Notes to Financial Statements.

10	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Health Care — 8.4%
Biotechnology — 0.5%
Gilead Sciences Inc.	22,100	$876,707	*
Health Care Equipment & Supplies — 0.9%
Medtronic Inc.	23,400	823,914
St. Jude Medical Inc.	16,900	647,270	*
Total Health Care Equipment & Supplies		1,471,184
Health Care Providers & Services — 1.8%
McKesson Corp.	12,500	824,750
Medco Health Solutions Inc.	16,000	840,480	*
UnitedHealth Group Inc.	32,400	1,168,020
Total Health Care Providers & Services		2,833,250
Pharmaceuticals — 5.2%
AstraZeneca PLC	28,803	1,444,343
Eli Lilly & Co.	26,000	915,200
Endo Pharmaceuticals Holdings Inc.	25,800	947,892	*
Merck & Co. Inc.	27,900	1,012,212
Merck KGaA	8,516	709,376
Novartis AG, Registered Shares	13,176	763,874
Pfizer Inc.	93,800	1,632,120
Sanofi-Aventis	13,032	910,162
Total Pharmaceuticals		8,335,179
Total Health Care		13,516,320
Industrials — 11.1%
Aerospace & Defense — 1.0%
MTU Aero Engines Holding AG	11,216	677,493
Northrop Grumman Corp.	15,200	960,792
Total Aerospace & Defense		1,638,285
Air Freight & Logistics — 0.4%
Deutsche Post AG	24,418	455,399
Ryder System Inc.	4,600	201,250
Total Air Freight & Logistics		656,649
Airlines — 0.8%
Delta Air Lines Inc.	37,500	520,875	*
Qantas Airways Ltd.	129,935	361,469	*
Singapore Airlines Ltd.	35,000	425,635
Total Airlines		1,307,979
Commercial Services & Supplies — 1.3%
Avery Dennison Corp.	15,100	548,885
Brambles Ltd.	144,114	899,233
R.R. Donnelley & Sons Co.	33,100	610,695
Total Commercial Services & Supplies		2,058,813
Electrical Equipment — 0.4%
Sumitomo Electric Industries Ltd.	46,800	597,286
Industrial Conglomerates — 2.2%
DCC PLC	14,881	429,968
General Electric Co.	78,376	1,255,584

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	11

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Industrial Conglomerates — continued
Siemens AG, Registered Shares	16,363	$1,869,292
Total Industrial Conglomerates		3,554,844
Machinery — 1.9%
Caterpillar Inc.	8,500	668,100
Illinois Tool Works Inc.	19,200	877,440
Sulzer AG	5,531	673,354
Tata Motors Ltd., ADR	19,100	537,092
Volvo AB, Class B Shares	26,569	359,774	*
Total Machinery		3,115,760
Road & Rail — 0.9%
Central Japan Railway Co.	39	295,153
CSX Corp.	11,300	694,385
Norfolk Southern Corp.	8,200	504,218
Total Road & Rail		1,493,756
Trading Companies & Distributors — 2.2%
Itochu Corp.	102,600	900,157
Mitsubishi Corp.	21,700	521,803
Mitsui & Co., Ltd.	52,500	825,307
Sumitomo Corp.	54,500	690,816
Toyota Tsusho Corp.	33,200	515,308
Total Trading Companies & Distributors		3,453,391
Total Industrials		17,876,763
Information Technology — 14.3%
Communications Equipment — 1.7%
Cisco Systems Inc.	69,200	1,579,836	*
Research In Motion Ltd.	21,900	1,245,631	*
Total Communications Equipment		2,825,467
Computers & Peripherals — 2.7%
Apple Inc.	6,200	1,865,394	*
Dell Inc.	61,400	882,932	*
Hewlett-Packard Co.	36,940	1,553,697
Total Computers & Peripherals		4,302,023
Electronic Equipment, Instruments & Components — 1.4%
Arrow Electronics Inc.	21,900	648,459	*
Hitachi Ltd.	205,000	927,302
Hon Hai Precision Industry Co., Ltd., Registered Shares, GDR	97,149	736,040
Total Electronic Equipment, Instruments & Components		2,311,801
Internet Software & Services — 1.5%
Google Inc., Class A Shares	4,000	2,451,960	*
IT Services — 1.6%
Amadeus IT Holding SA, Class A Shares	42,350	862,627	*
International Business Machines Corp.	8,750	1,256,500
NTT Data Corp.	146	448,686
Total IT Services		2,567,813
Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials Inc.	24,100	297,876
Infineon Technologies AG	44,350	349,124	*

See Notes to Financial Statements.

12	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Batterymarch Global Equity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp.	90,600	$1,818,342
Micron Technology Inc.	59,200	489,584	*
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	62,300	679,693
Total Semiconductors & Semiconductor Equipment		3,634,619
Software — 3.1%
CA Inc.	22,500	522,225
Microsoft Corp.	114,300	3,044,952
Oracle Corp.	50,000	1,470,000
Total Software		5,037,177
Total Information Technology		23,130,860
Materials — 8.0%
Chemicals — 2.1%
BASF SE	16,931	1,231,956
E.I. du Pont de Nemours & Co.	28,700	1,356,936
Lubrizol Corp.	3,400	348,466
Showa Denko KK	226,000	412,849
Total Chemicals		3,350,207
Metals & Mining — 5.0%
Barrick Gold Corp.	14,900	717,608
BHP Billiton PLC	48,911	1,734,777
Freeport-McMoRan Copper & Gold Inc.	4,200	397,656
Grupo Mexico SA de CV, Series B Shares	212,700	700,559
Newmont Mining Corp.	12,400	754,788
Rio Tinto PLC	27,977	1,809,297
Teck Cominco Ltd., Class B Shares	23,300	1,041,749
Voestalpine AG	12,359	489,978
Xstrata PLC	25,917	502,283
Total Metals & Mining		8,148,695
Paper & Forest Products — 0.9%
OJI Paper Co., Ltd.	62,000	286,616
Stora Enso Oyj, Class R Shares	66,683	662,659
UPM-Kymmene Oyj	34,469	573,289
Total Paper & Forest Products		1,522,564
Total Materials		13,021,466
Telecommunication Services — 4.8%
Diversified Telecommunication Services — 3.0%
AT&T Inc.	73,342	2,090,247
BT Group PLC	159,747	393,427
Koninklijke KPN NV	36,749	613,767
Telefonica SA	67,776	1,830,015
Total Diversified Telecommunication Services		4,927,456
Wireless Telecommunication Services — 1.8%
America Movil SAB de CV, Series L Shares, ADR	15,200	870,352
Mobile TeleSystems, ADR	20,000	433,000
Vodafone Group PLC	592,647	1,612,944
Total Wireless Telecommunication Services		2,916,296
Total Telecommunication Services		7,843,752

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	13

Legg Mason Batterymarch Global Equity Fund

Security			Shares	Value
Utilities — 5.6%
Electric Utilities — 2.7%
Energias de Portugal SA			114,035	$436,305
Kansai Electric Power Co. Inc.			59,500	1,506,909
Polska Grupa Energetyczna SA			69,878	536,910
Scottish & Southern Energy PLC			62,499	1,154,676
Terna SpA			145,852	672,934
Total Electric Utilities				4,307,734
Gas Utilities — 0.8%
Snam Rete Gas SpA			133,684	724,244
Tokyo Gas Co., Ltd.			118,000	555,760
Total Gas Utilities				1,280,004
Independent Power Producers & Energy Traders — 0.2%
Drax Group PLC			65,816	401,488
Multi-Utilities — 1.9%
Centrica PLC			195,847	1,042,496
DTE Energy Co.			6,000	280,560
GDF Suez			31,123	1,242,331
NiSource Inc.			26,500	458,715
Total Multi-Utilities				3,024,102
Total Utilities				9,013,328
Total Common Stocks (Cost — $140,155,779)				159,382,064
Preferred Stocks — 0.9%
Financials — 0.9%
Commercial Banks — 0.9%
Banco Bradesco SA			30,030	619,039
Itau Unibanco Holding SA			34,100	832,294
Total Preferred Stocks (Cost — $1,291,140)				1,451,333
Total Investments before Short-Term Investments (Cost — $141,446,919)				160,833,397

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $79,929,000 joint tri-party repurchase agreement dated 10/29/10; Proceeds at maturity — $154,003; (Fully collateralized by U.S. government obligation, 1.375% due 1/15/13; Market value — $157,080) (Cost — $154,000)	0.220%	11/1/10	$154,000	154,000
Total Investments — 99.6% (Cost — $141,600,919#)				160,987,397
Other Assets in Excess of Liabilities — 0.4%				586,895
Total Net Assets — 100.0%				$161,574,292

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $142,676,519.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

14	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Batterymarch Global Equity Fund

Summary of Investments by Country†
United States	44.1%
United Kingdom	11.7
Japan	8.6
Germany	5.4
France	4.7
Canada	4.6
Spain	3.9
Netherlands	3.1
Australia	2.5
Switzerland	1.4
Finland	1.3
Mexico	1.0
Norway	0.9
Brazil	0.9
Taiwan	0.9
Italy	0.9
Singapore	0.7
Austria	0.6
India	0.5
Hong Kong	0.5
Poland	0.3
South Africa	0.3
Portugal	0.3
Russia	0.3
Ireland	0.3
Sweden	0.2
Short-term investments	0.1
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2010 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	15

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $141,600,919)	$160,987,397
Foreign currency, at value (Cost — $16,078)	16,173
Cash	794
Receivable for securities sold	4,080,445
Dividends and interest receivable	399,951
Receivable for Fund shares sold	149,028
Prepaid expenses	18,502
Total Assets	165,652,290

Liabilities:
Payable for securities purchased	3,550,573
Payable for Fund shares repurchased	222,697
Distribution fees payable	68,373
Investment management fee payable	35,528
Trustees’ fees payable	285
Accrued expenses	200,542
Total Liabilities	4,077,998
Total Net Assets	$161,574,292

Net Assets:
Par value (Note 7)	$185
Paid-in capital in excess of par value	236,312,531
Undistributed net investment income	1,076,284
Accumulated net realized loss on investments and foreign currency transactions	(95,239,853)
Net unrealized appreciation on investments and foreign currencies	19,425,145
Total Net Assets	$161,574,292

Shares Outstanding:
Class 1	223,717
Class A	9,482,062
Class B	2,130,359
Class C	4,809,465
Class I	1,842,793

Net Asset Value:
Class 1 (and redemption price)	$8.77
Class A (and redemption price)	$8.79
Class B*	$8.36
Class C*	$8.79
Class I (and redemption price)	$8.78
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.33

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends	$4,308,524
Interest	1,091
Less: Foreign taxes withheld	(258,067)
Total Investment Income	4,051,548

Expenses:
Investment management fee (Note 2)	1,357,953
Transfer agent fees (Note 5)	1,124,601
Distribution fees (Notes 2 and 5)	823,491
Registration fees	85,620
Shareholder reports	76,883
Legal fees	73,693
Custody fees	45,833
Audit and tax	34,898
Trustees’ fees	10,148
Insurance	4,898
Miscellaneous expenses	6,840
Total Expenses	3,644,858
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(841,997)
Net Expenses	2,802,861
Net Investment Income	1,248,687

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,897,120
Foreign currency transactions	(1,609)
Net Realized Gain	9,895,511
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,666,286
Foreign currencies	16,880
Change in Net Unrealized Appreciation (Depreciation)	7,683,166
Net Gain on Investments and Foreign Currency Transactions	17,578,677
Proceeds from Settlement of a Regulatory Matter (Note 9)	277,125
Increase in Net Assets from Operations	$19,104,489

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	17

Statements of changes in net assets

For the Year Ended October 31, 2010, the Period Ended October 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$1,248,687	$1,703,798	$3,250,415
Net realized gain (loss)	9,895,511	(18,795,482)	(84,821,482)
Change in net unrealized appreciation (depreciation)	7,683,166	36,196,971	(46,300,966)
Proceeds from settlement of a regulatory matter (Note 9)	277,125	—	—
Increase (Decrease) in Net Assets from Operations	19,104,489	19,105,287	(127,872,033)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,700,084)	(500,014)	(2,950,010)
Decrease in Net Assets from Distributions to Shareholders	(1,700,084)	(500,014)	(2,950,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,826,500	26,102,584	83,036,565
Reinvestment of distributions	1,691,593	497,305	2,935,883
Cost of shares repurchased	(43,128,717)	(38,907,455)	(94,550,817)
Decrease in Net Assets from Fund Share Transactions	(16,610,624)	(12,307,566)	(8,578,369)
Increase (Decrease) in Net Assets	793,781	6,297,707	(139,400,412)

Net Assets:
Beginning of year	160,780,511	154,482,804	293,883,216
End of year*	$161,574,292	$160,780,511	$154,482,804
* Includes undistributed net investment income of:	$1,076,284	$1,230,577	$126,484

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

18	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[4]

Net asset value, beginning of year	$7.87	$6.91	$12.60	$12.45	$12.19

Income (loss) from operations:
Net investment income (loss)	0.11	0.11	0.21	0.10	(0.00)	[5]
Net realized and unrealized gain (loss)	0.92	0.88	(5.73)	0.89	0.30
Total income (loss) from operations	1.03	0.99	(5.52)	0.99	0.30

Less distributions from:
Net investment income	(0.13)	(0.03)	(0.17)	(0.10)	(0.04)
Net realized gains	—	—	—	(0.74)	—
Total distributions	(0.13)	(0.03)	(0.17)	(0.84)	(0.04)

Net asset value, end of year	$8.77	$7.87	$6.91	$12.60	$12.45
Total return[6]	13.14%	14.37%	(43.75)%	7.83%	2.45%

Net assets, end of year (000s)	$1,961	$1,941	$1,935	$4,100	$4,166

Ratios to average net assets:
Gross expenses	1.98%	1.71%[7]	1.40%	1.75%	1.04%[7,8]
Net expenses[9]	1.24 [10]	1.23 [7,10]	1.19 [11,12]	1.09 [12]	1.03	[7,8,12]
Net investment income	1.29	1.93 [7]	2.01	0.80	0.44	[7]

Portfolio turnover rate	123%	113%	166%	154%	228%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	For the period December 1, 2006 (inception date) to December 31, 2006.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2012. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]

As a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class 1 shares did not exceed 1.25%.

[12]

Prior to April 28, 2008, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class 1 shares would not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$7.88	$6.94	$12.65	$12.47	$11.90	$10.97

Income (loss) from operations:
Net investment income	0.09	0.10	0.18	0.07	0.14	0.17
Net realized and unrealized gain (loss)	0.91	0.87	(5.74)	0.89	2.75	0.91
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—	—
Total income (loss) from operations	1.01	0.97	(5.56)	0.96	2.89	1.08

Less distributions from:
Net investment income	(0.10)	(0.03)	(0.15)	(0.04)	(0.10)	(0.15)
Net realized gains	—	—	—	(0.74)	(2.22)	—
Total distributions	(0.10)	(0.03)	(0.15)	(0.78)	(2.32)	(0.15)

Net asset value, end of year	$8.79	$7.88	$6.94	$12.65	$12.47	$11.90
Total return[4]	12.95%[5]	13.97%	(43.88)%	7.60%	24.79%	9.88%

Net assets, end of year (000s)	$83,342	$79,268	$74,660	$145,618	$125,389	$37,449

Ratios to average net assets:
Gross expenses	2.02%	2.00%[6]	1.76%	1.69%	1.45%[7]	1.62%
Net expenses	1.50 [8,9]	1.50 [6,8,9]	1.46 [8,9,10]	1.33 [8,10]	1.43 [7,8,10]	1.62 [10]
Net investment income	1.04	1.64 [6]	1.77	0.56	1.09	1.48

Portfolio turnover rate	123%	113%	166%	154%	228%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.82% (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.38%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.43%. A voluntary expense limitation of 1.75% was in place for Class A shares prior to April 16, 2007.

See Notes to Financial Statements.

20	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$7.45	$6.59	$12.03	$11.96	$11.53	$10.62

Income (loss) from operations:
Net investment income (loss)	0.02	0.05	0.09	(0.04)	(0.00) [4]	0.07
Net realized and unrealized gain (loss)	0.88	0.83	(5.43)	0.85	2.66	0.89
Proceeds from settlement of a regulatory matter	0.06	—	—	—	—	—
Total income (loss) from operations	0.96	0.88	(5.34)	0.81	2.66	0.96

Less distributions from:
Net investment income	(0.05)	(0.02)	(0.10)	—	(0.01)	(0.05)
Net realized gains	—	—	—	(0.74)	(2.22)	—
Total distributions	(0.05)	(0.02)	(0.10)	(0.74)	(2.23)	(0.05)

Net asset value, end of year	$8.36	$7.45	$6.59	$12.03	$11.96	$11.53
Total return[5]	12.86%[6]	13.36%	(44.37)%	6.65%	23.60%	9.00%

Net assets, end of year (000s)	$17,820	$20,851	$23,533	$59,303	$64,293	$7,356

Ratios to average net assets:
Gross expenses	3.13%	2.96%[7]	2.70%	2.64%	2.29%[8]	2.48%
Net expenses	2.25 [9,10]	2.24 [7,9,10]	2.30 [9,10,11]	2.17 [9,11]	2.28 [8,9,11]	2.48 [11]
Net investment income (loss)	0.29	0.93 [7]	0.90	(0.28)	(0.01)	0.66

Portfolio turnover rate	123%	113%	166%	154%	228%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05% (Note 9).

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.25% and 2.24%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.40%. A voluntary expense limitation of 2.50% was in place for Class B shares prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$7.89	$6.98	$12.72	$12.60	$12.06	$11.11

Income (loss) from operations:
Net investment income (loss)	0.02	0.06	0.10	(0.04)	0.01	0.06
Net realized and unrealized gain (loss)	0.92	0.87	(5.74)	0.90	2.76	0.93
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—	—
Total income (loss) from operations	0.95	0.93	(5.64)	0.86	2.77	0.99

Less distributions from:
Net investment income	(0.05)	(0.02)	(0.10)	—	(0.01)	(0.04)
Net realized gains	—	—	—	(0.74)	(2.22)	—
Total distributions	(0.05)	(0.02)	(0.10)	(0.74)	(2.23)	(0.04)

Net asset value, end of year	$8.79	$7.89	$6.98	$12.72	$12.60	$12.06
Total return[4]	12.02%[5]	13.33%	(44.30)%	6.71%	23.42%	8.95%

Net assets, end of year (000s)	$42,271	$44,166	$41,892	$83,249	$69,239	$38,418

Ratios to average net assets:
Gross expenses	2.79%	2.61%[6]	2.69%	2.46%	2.78%[7]	2.74%
Net expenses[8]	2.24 [9]	2.19 [6,9]	2.23 [9,10]	2.20 [10]	2.52 [7,10]	2.50 [10]
Net investment income (loss)	0.29	0.96 [6]	0.98	(0.31)	0.07	0.53

Portfolio turnover rate	123%	113%	166%	154%	228%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.89% (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.72% and 2.46%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Prior to April 28, 2008, as a result of a contractual expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.26%. A voluntary expense limitation of 2.50% was in place for Class C shares prior to April 16, 2007.

See Notes to Financial Statements.

22	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$7.89	$6.92	$12.62	$12.46	$11.89	$10.96

Income (loss) from operations:
Net investment income	0.11	0.12	0.16	0.10	0.19	0.22
Net realized and unrealized gain (loss)	0.92	0.88	(5.67)	0.88	2.74	0.92
Total income (loss) from operations	1.03	1.00	(5.51)	0.98	2.93	1.14

Less distributions from:
Net investment income	(0.14)	(0.03)	(0.19)	(0.08)	(0.14)	(0.21)
Net realized gains	—	—	—	(0.74)	(2.22)	—
Total distributions	(0.14)	(0.03)	(0.19)	(0.82)	(2.36)	(0.21)

Net asset value, end of year	$8.78	$7.89	$6.92	$12.62	$12.46	$11.89
Total return[4]	13.12%	14.52%	(43.65)%	7.75%	25.13%	10.38%

Net assets, end of year (000s)	$16,180	$14,555	$12,463	$1,613	$2,058	$2,174

Ratios to average net assets:
Gross expenses	1.16%	1.11%[5]	1.01%	1.18%	1.15%[6]	1.21%
Net expenses	1.16 [7]	1.11 [5,7]	1.01	1.18 [8]	1.14 [6,8,9]	1.21 [8]
Net investment income	1.38	2.00 [5]	1.84	0.73	1.43	1.94

Portfolio turnover rate	123%	113%	166%	154%	228%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.09%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Prior to April 16, 2007, as a result of a voluntary expense limitation agreement, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares would not exceed 1.50%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch Global Equity Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Information technology	$1,575,761	$736,040	—	$2,311,801
Other common stocks	157,070,263	—	—	157,070,263
Preferred stocks†	1,451,333	—	—	1,451,333
Short-term investments†	—	154,000	—	154,000
Total investments	$160,097,357	$890,040	—	$160,987,397

†	See Schedule of Investments for additional detailed categorizations.

24	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	25

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$19,979	$(19,979)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of an investment in a partnership.

26	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

During the period November 1, 2009 through May 1, 2010, the Fund’s Class A, B, C and I shares had contractual expense limitations in place of 1.50%, 2.25%, 2.25% and 1.25% respectively. In addition, LMPFA has agreed to forgo fees and/or reimburse operating expenses (other than brokerage, interest, taxes and extraordinary expenses), such that the total annual operating expenses for Class 1 shares are expected to be 0.25% lower than total annual operating expenses for Class A shares until December 31, 2012, subject to recapture as described below.

Effective February 26, 2010, LMPFA has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding these limits or any other lower limits then in effect.

During the year ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $841,997.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $20,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$30,000	$0	*

*	Amount represents less than $1,000.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	27

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$192,917,699
Sales	206,560,377

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,731,453
Gross unrealized depreciation	(3,420,575)
Net unrealized appreciation	$18,310,878

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2010. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(147)

At October 31, 2010, the Fund did not have any derivative instruments outstanding. During the year ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 60,725
Forward foreign currency contracts (to sell)	215,992

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$17,653
Class A	$201,491	572,650
Class B	192,501	205,174
Class C	429,499	314,722
Class I	—	14,402
Total	$823,491	$1,124,601

28	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2010, waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$ 14,129
Class A	421,617
Class B	169,029
Class C	237,222
Class I	—
Total	$841,997

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Period Ended October 31, 2009†	Year Ended December 31, 2008
Net Investment Income:
Class 1	$ 31,013	$ 7,510	$ 47,229
Class A	1,040,892	273,518	1,627,083
Class B	122,031	55,745	352,346
Class C	254,548	109,032	596,091
Class I	251,600	54,209	327,261
Total	$1,700,084	$500,014	$2,950,010

†	For the period January 1, 2009 through October 31, 2009.

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Period Ended October 31, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	3,741	31,013	1,067	7,510	7,018	47,229
Shares repurchased	(26,638)	(219,781)	(34,298)	(232,864)	(52,421)	(564,364)
Net decrease	(22,897)	$(188,768)	(33,231)	$(225,354)	(45,403)	$(517,135)

Class A
Shares sold	1,087,852	$8,977,782	1,214,025	$8,258,683	2,499,634	$26,305,027
Shares issued on reinvestment	124,333	1,034,449	38,480	271,670	239,724	1,618,135
Shares repurchased	(1,788,231)	(14,704,542)	(1,956,550)	(13,236,279)	(3,491,760)	(35,193,382)
Net decrease	(576,046)	$(4,692,311)	(704,045)	$(4,705,926)	(752,402)	$(7,270,220)

Class B
Shares sold	216,852	$1,693,068	292,132	$1,886,722	537,255	$5,361,610
Shares issued on reinvestment	15,295	120,982	8,253	55,295	54,405	349,281
Shares repurchased	(899,133)	(7,041,162)	(1,072,762)	(6,853,707)	(1,950,863)	(19,535,968)
Net decrease	(666,986)	$(5,227,112)	(772,377)	$(4,911,690)	(1,359,203)	$(13,825,077)

Class C
Shares sold	1,559,318	$12,832,961	2,059,328	$14,090,728	2,809,836	$28,415,448
Shares issued on reinvestment	30,256	253,549	15,321	108,621	87,478	593,977
Shares repurchased	(2,378,623)	(19,561,907)	(2,481,317)	(17,028,924)	(3,438,504)	(34,943,909)
Net decrease	(789,049)	$(6,475,397)	(406,668)	$(2,829,575)	(541,190)	$(5,934,484)

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	29

	Year Ended October 31, 2010		Period Ended October 31, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	162,634	$1,322,689	271,519	$1,866,451	2,067,533	$22,954,480
Shares issued on reinvestment	30,313	251,600	7,689	54,209	48,555	327,261
Shares repurchased	(195,842)	(1,601,325)	(233,764)	(1,555,681)	(443,616)	(4,313,194)
Net increase (decrease)	(2,895)	$(27,036)	45,444	$364,979	1,672,472	$18,968,547

†	For the period January 1, 2009 through October 31, 2009.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2010, fiscal period ended October 31, 2009 and fiscal year ended December 31, 2008 were as follows:

	October 31, 2010	October 31, 2009†	December 31, 2008

Distributions Paid From:
Ordinary income	$1,700,084	$500,014	$2,950,010

†	For the period January 1, 2009 through October 31, 2009.

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,134,433
Capital loss carryforward*	(94,164,253)
Other book/tax temporary differences(a)	(58,151)
Unrealized appreciation (depreciation)(b)	18,349,547
Total accumulated earnings (losses) — net	$(74,738,424)

*	During the taxable year ended October 31, 2010, the Fund utilized $10,057,288 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(40,291,670)
10/31/2017	(53,872,583)
$(94,164,253)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified

30	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Notes to financial statements (cont’d)

amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $48, $94,815, $154,946, $27,254 and $62 for Classes 1, A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Batterymarch Global Equity Fund 2010 Annual Report	31

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

32	Legg Mason Batterymarch Global Equity Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch Global Equity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from January 1, 2009 to October 31, 2009 and for the year ended December 31, 2008, and the financial highlights for the year then ended, the period from January 1, 2009 to October 31, 2009 and for each of the years or periods in the four-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch Global Equity Fund as of October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 14, 2010

Legg Mason Batterymarch Global Equity Fund	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1929.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

34	Legg Mason Batterymarch Global Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch Global Equity Fund	35

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

36	Legg Mason Batterymarch Global Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Legg Mason Batterymarch Global Equity Fund	37

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

38	Legg Mason Batterymarch Global Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2010:

Record date	12/28/2009
Payable date	12/29/2009
Ordinary income
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	60.47%
Foreign source income	56.59%*
Foreign taxes paid per share	$0.011083

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Global Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/10 SR10-1236

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,445 in 2009 and $342,771 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $285 in 2009 and $20,629 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,200 in 2009 and $23,079 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 22, 2010